ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD: March 1, 1999 - March 31, 1999

SETTLEMENT DATE: 15-Apr-99

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
A.    SERIES INFORMATION

      Advanta Leasing Receivables Corp. IV and
      ADVANTA LEASING RECEIVABLES CORP. V
      EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
      SERIES 1998-1

I.    SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

      (a.)   Beginning Aggregate Contract Principal Balance  ("ACPB")                                               $341,786,133.71
                                                                                                                    ---------------
      (b.)   Contract Principal Balance of all Collections allocable to
             Contracts                                                                             $ 14,970,650.22
                                                                                                   ---------------
      (c.)   Contract Principal Balance of Charged-Off Contracts                                   $  1,143,883.27
                                                                                                   ---------------
      (d.)   Total decline in Principal Balance                                                                     $ 16,114,533.49
                                                                                                                    ---------------


      (e.)   Ending Aggregate Contract Principal Balance of all Contracts
             as of this Settlement Date                                                                             $325,671,600.22
                                                                                                                    ---------------

             BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED PAYMENT DATE
      (f.)   Class A Principal Balance as of this Settlement Date                                                   $287,632,924.14
                                                                                                                    ---------------
             (Class A Note Factor)                                     0.8684569
                                                                       ---------
      (g1.)  Class A-1 Principal Balance .(Note Factor)                0.3949017                   $ 28,432,924.14
                                                                       ---------                   ---------------
      (g2.)  Class A-2 Principal Balance . (Note Factor)               1.0000000                   $190,000,000.00
                                                                       ---------                   ---------------
      (g3.)  Class A-3 Principal Balance . (Note Factor)               1.0000000                   $ 23,300,000.00
                                                                       ---------                   ---------------
      (g4.)  Class A-4 Principal Balance . (Note Factor)               1.0000000                   $ 45,900,000.00
                                                                       ---------                   ---------------
      (h.)   Class B Principal Balance as of this Settlement Date                                                   $ 16,446,836.71
                                                                                                                    ---------------
             (Class B Note Factor)                                     0.8684569
                                                                       ---------
      (i.)   Class C Principal Balance as of this Settlement Date                                                   $  8,564,721.91
                                                                                                                    ---------------
             (Class C Note Factor)                                     0.8684569
                                                                       ---------
      (l.)   Class D Principal Balance as of this Settlement Date                                                   $ 13,027,117.46
                                                                                                                    ---------------
             (Class D Note Factor)                                     0.8684569
                                                                       ---------

II.   COMPLIANCE RATIOS

      (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts as
             of the related Calculation Date                                                                        $360,807,654.06
                                                                                                                    ---------------
      (b1.)  % of CBR 31 days or more delinquent as of the related Calculation Date                                            7.96%
                                                                                                                    ---------------
      (b2.)  Preceeding Month %:                                       Feb-99                                                  8.36%
                                                                       ---------                                    ---------------
      (b3.)  2nd Preceeding Month %:                                   Jan-99                                                  8.45%
                                                                       ---------                                    ---------------
      (b4.)  Three month rolling average % of CBR 31 days or more delinquent                                                   8.26%
                                                                                                                    ---------------


      (c.)   Does the three month rolling average % of CBR which are 31 days or
             more delinquent exceed 10.5% ? . Y or N.                                                                     NO
                                                                                                                    ---------------


             (Amortization Period Only)
      (d)    Cumulative Net Loss Percentage as of the related Collection Period                                                0.53%
                                                                                                                    ---------------
             Does the Cumulative Net Loss Percentage exceed
      (d1.)  4.0 % from the Beginning Period to and including 12th Collection Period ?  Y or N                            NO
                                                                                                                    ---------------
      (d2.)  5.5 % from 13th Collection Period to and including 24th Collection Period ? Y or N                           NO
                                                                                                                    ---------------
      (d3.)  7.0 % from 25th Collection Period and thereafter ? Y or N                                                    NO
                                                                                                                    ---------------
             (If Yes to e1 or e2 or e3, then a Residual Event occurs)

      (e1.)  Residual Realization for the related Collection Period  > 100% (YES/NO)                                      YES
                                                                                                                    ---------------
      (e2.)  Preceeding Month: Feb-99  > 100% (YES/NO)                                                                    YES

      (e3.)  2nd Preceeding Month: Jan-99  > 100% (YES/NO)                                                                YES

      (e4.)  Three month rolling average Residual Realization Ratio  > 100% (YES/NO)                                      YES
                                                                                                                    ---------------
             (If less than 100%, then a Residual Event Occurs)


III.  FLOW OF FUNDS
                The amount of available funds on deposit in the Series 1998-1
                Facility Account                                                                                    $ 18,951,453.21
                                                                                                                    ---------------


          (1)   On the Payment Date which is also the Amortization Date and each Payment
                Date thereafter

      (a.)   To the Servicer, Unrecoverable Servicer Advances                                                            375,068.40
                                                                                                                    ---------------
      (b.)   To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary
             Servicing Income, if any                                                                                             -
                                                                                                                    ---------------

             To Series 1998-1 Noteholders:
      (c.)   To Class A, the total Class A Note Interest and Class A Overdue Interest
             for the related period                                                                                 $  1,470,524.67
                                                                                                                    ---------------
                Interest on Class A-1 Notes                                                        $    205,148.83
                                                                                                   ---------------
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                Interest on Class A-2 Notes                                                        $    921,500.00
                                                                                                   ---------------
                Interest on Class A-3 Notes                                                        $    115,140.83
                                                                                                   ---------------
                Interest on Class A-4 Notes                                                        $    228,735.00
                                                                                                   ---------------
      (d.)   Interest on Class B Notes for the related period                                                       $     87,741.59
                                                                                                                    ---------------
      (e.)   Interest on Class C Notes for the related period                                                       $     48,612.87
                                                                                                                    ---------------

      (f.)   To Series 1998-1 Noteholders:
             To Class A, the total Principal Payment and Class A Overdue Principal, if any                            14,232,344.44
                                                                                                                    ---------------
                Principal Payment to Class A-1 Noteholders                                           14,232,344.44
                                                                                                   ---------------
                Principal Payment to Class A-2 Noteholders                                               N/A
                                                                                                   ---------------
                Principal Payment to Class A-3 Noteholders                                               N/A
                                                                                                   ---------------
                Principal Payment to Class A-4 Noteholders                                               N/A
                                                                                                   ---------------
             To Class B for Principal Payment and Overdue Principal, if any                                              813,804.77
                                                                                                                    ---------------
             To Class C for Principal Payment and Overdue Principal, if any                                              423,790.40
                                                                                                                    ---------------

      (g)    Overdue Principal (included in the Principal Payments per above, if any):
             To Class A, total for Overdue Principal                                                     N/A
                                                                                                   ---------------
                Overdue Principal to Class A-1                            N/A
                                                                       ---------
                Overdue Principal to Class A-2                            N/A
                                                                       ---------
                Overdue Principal to Class A-3                            N/A
                                                                       ---------
                Overdue Principal to Class A-4                            N/A
                                                                       ---------
             To Class B for Overdue Principal                                                            N/A
                                                                                                   ---------------
             To Class C for Overdue Principal                                                            N/A
                                                                                                   ---------------

      (h1.)  Until the Reserve Account Funding Date:
             To the Reserve Account, the amount equal to the Servicing Fee otherwise
             payable to ABS                                                                                               N/A
                                                                                                                    ---------------

      (h2.)  After the Reserve Account Funding Date:
             To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income, if any                             284,821.78
                                                                                                                    ---------------

      (i.)   To the Reserve Account, the amount needed to increase the amount on deposit
             in the Reserve Account to the Required Reserve Amount for such Payment Date                                  N/A
                                                                                                                    ---------------

      (j.)   Upon the occurrence of a Residual Event the lesser of:
      (j1.)  (A) the Available Funds remaining on deposit in the Facility Account and                    N/A
                                                                                                   ---------------
      (j2.)  (B) the aggregate amount of Residual Receipts included in Available Funds                   N/A
                                                                                                   ---------------
      (j3.)  To be deposited to the Residual Account                                                                      N/A
                                                                                                                    ---------------

      (k.)   To Class D Noteholders for Principal Payment                                                                644,593.88
                                                                                                                    ---------------
      (l.)   To Class D Noteholders for Overdue Principal, if any                                                         N/A
                                                                                                                    ---------------

          (3)   To ABS, the Servicing Fee previously due, but deposited to the Reserve Account                      $           -
                                                                                                                    ---------------

          (4)   To the Series Obligors, as holders of the Residual Interest, any Available
                Funds remaining on deposit in the Facility Account                                                  $    570,150.41
                                                                                                                    ---------------

IV.   SERVICER ADVANCES

      (a.)   Aggregate amount of Servicer Advances at the beginning of the related
             Collection Period                                                                                         5,875,041.81
                                                                                                                    ---------------
      (b.)   Servicer Advances reimbursed during the related Collection Period                                           130,221.21
                                                                                                                    ---------------
      (c.)   Amount of unreimbursed Servicer Advances to be reimbursed on the
             Settlement Date                                                                                             374,085.07
                                                                                                                    ---------------
      (d.)   Servicer Advances made during the related Collection Period                                            $           -
                                                                                                                    ---------------
      (e.)   Aggregate amount of Servicer Advances at the end of the Collection
             Period                                                                                                 $  5,370,735.53
                                                                                                                    ---------------


V.    RESERVE ACCOUNT
      (a.)   Amount on deposit at the beginning of the related Collection Period                                    $ 10,663,718.73
                                                                                                                    ---------------
      (b.)   Amounts used to cover shortfalls, if any,  for the related Collection Period                           $           -
                                                                                                                    ---------------
      (c.)   Amounts transferred from the Facility Account, if applicable                                           $           -
                                                                                                                    ---------------
      (d.)   Interest earned on Reserve Balance                                                                     $     41,163.73
                                                                                                                    ---------------
      (e.)   Reserve Account Ending Balance before calculating Required Reserve Amount                              $ 10,704,882.46
                                                                                                                    ---------------
      (f.)   Required Reserve Amount needed as of the related Collection Period                                     $ 10,160,945.69
                                                                                                                    ---------------
      (g1.)  If (f) is greater than (e), then amount of shortfall                                                              0.00
                                                                                                                    ---------------
      (g2.)  If (e) is greater than (f), then excess amount to be transferred to the
             Series Obligors                                                                                             543,936.77
                                                                                                                    ---------------

      (h.)   Amounts on deposit as of this Settlement Date (e minus g2)                                             $ 10,160,945.69
                                                                                                                    ---------------


VI.   RESIDUAL ACCOUNT
      (a.)   Amount on deposit at the beginning of the related Collection Period                                               0.00
                                                                                                                    ---------------
      (b.)   Amounts transferred from the Facility Account                                                                     0.00
                                                                                                                    ---------------
      (c.)   Amounts used to cover shortfalls for the related Collection Period                                                0.00
                                                                                                                    ---------------
      (d.)   Amount on deposit as of this Settlement Date                                                                      0.00
                                                                                                                    ---------------

VII.  ADDITIONAL PROPERTY FUNDING ACCOUNT
      (a.)   Amount on deposit at the beginning of the related Collection Period                                               0.00
                                                                                                                    ---------------
      (b.)   Amounts transferred from the Facility Account                                                                     0.00
                                                                                                                    ---------------
      (c.)   Amounts transferred to the Series Obligors                                                                        0.00
                                                                                                                    ---------------
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
      (d.)   Amount on deposit as of this Settlement Date                                                                      0.00
                                                                                                                    ---------------


VIII. ADVANCE PAYMENTS
      (a.)   Beginning aggregate Advance Payments                                                                   $  2,763,432.75
                                                                                                                    ---------------
      (b.)   Amount of Advance Payments collected during the related Collection Period                              $  2,698,477.12
                                                                                                                    ---------------
      (c.)   Investment earnings for the related Collection Period                                                  $     16,242.67
                                                                                                                    ---------------
      (d.)   Amount of Advance Payments withdrawn for deposit into Facility Account                                 $  2,068,528.27
                                                                                                                    ---------------
      (e.)   Ending aggregate Advance Payments                                                                      $  3,409,624.27
                                                                                                                    ---------------
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      ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

      BY:    /s/ John Paris
             -------------------
      TITLE: Sr. Vice President
             -------------------
      DATE:  12-May-99
             -------------------


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